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THIS IS A CONFIRMING COPY
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/ / SECURITIES AND EXCHANGE COMMISSION
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/ / Washington, D.C.  20549
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/ / FORM 8-K
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/ / CURRENT REPORT
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/ / Pursuant to Section 13 or 15(d) of
/ / the Securities and Exchange Act of 1934
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/ /                            ___         _April 3, 1995___________________
/ / Date of Report (Date of earliest event reported)
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/ /      _____________Quixote Corporation______________________
/ / (Exact name of Registrant as specified in its charter)
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/ /      _________________________Delaware_______________________
/ / (State or other jurisdiction of incorporation)
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/ /      _______0-7903__________             _______36-2675371___________
/ /     (Commission File Number)          (IRS Employer Identification No.)
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/ /  ______________One East Wacker Drive, Chicago, Illinois       60601
/ /          (Address of principal executive offices)  (Zip Code)
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/ / ______________________(312)   467-6755___________________________
/ / (Registrant's Telephone Number, Including Area Code)
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/ / Items 1-4.  Not Applicable.
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/ / Item 5.  Other Events.
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/ /  On April 3, 1995,  a subsidiary of Quixote Corporation, Energy Absorption
Systems, Inc. ("Energy Absorption"), acquired a 40% interest in Quantic Industries, Inc. ("Quantic") for approximately $6.7 million as set forth in the press release attached hereto and incorporated herein as Exhibit A. Quantic is a manufacturer of electronic and pyrotechnic safety devices.
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/ /  In connection therewith, Energy Absorption entered into an agreement with the remaining stockholders of Quantic (the "Stockholder Agreement"). Pursuant to the terms of the Stockholder Agreement, two individual stockholders of Quantic, owning 52.5% of the outstanding stock of Quantic, were given a right, on or before January 6, 1996, to require Energy Absorption to purchase all of their individual shares in Quantic for purchase prices of approximately $5.5 million and $3.2 million, respectively. If this right is exercised before December 31, 1995, Energy Absorption may, but shall not be required to, pay the purchase prices in equal portions of cash and Quixote common stock.
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/ / Items 6-8.  Not Applicable.
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/ /  Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
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/ /  Quixote Corporation
/ /        (Registrant)
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/ / Date:  April 27, 1995
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/ /  /s/ Philip E. Rollhaus, Jr.
/ /  ___________________________
/ /  Philip E. Rollhaus, Jr.
/ /  Chief Executive Officer and
/ /  President
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/ /  FOR:                    QUIXOTE CORPORATION
/ / EXHIBIT A
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/ /
/ / NEWS RELEASE
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/ /
/ /  APPROVED BY:    Joan R. Riley, Daniel P. Gorey
/ /    Quixote Corporation
/ /    (312) 467-6755
/ /
/ /FOR IMMEDIATE RELEASE
/ /
/ / CONTACT:   June Filingeri, Robert Weiner
/ /  Media Contact: Brian Maddox
/ /  Morgen-Walke Associates
/ /  (212) 850-5600
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/ /
/ / QUIXOTE ACQUIRES 40% INTEREST IN QUANTIC INDUSTRIES
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/ /
/ / CHICAGO, IL, April 6, 1995 -- Quixote Corporation (Nasdaq:QUIX) announced today that its subsidiary, Energy Absorption Systems, Inc., has acquired a 40% interest in Quantic

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Industries, Inc. from an affiliate of Charterhouse Group International, Inc. of
New York. Quantic is a leading manufacturer of electronic and pyrotechnic safety devices. Based upon its aerospace and defense expertise, Quantic has developed a low-cost proprietary initiator for automobile supplementary restraint systems, including airbags, for which it is receiving purchase orders. Quantic, a privately-held company headquartered in San Carlos, California, had revenues of over $20 million in 1994 and is profitable. Terms of the transaction were not disclosed.
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/ /  Initiators, which are electrical/pyrotechnic devices, play an integral role in the initiation of the airbag system by providing heat under pressure to set off the chemical reaction that inflates the airbag. Applications include driver, passenger and side airbags as well as the newly developed seatbelt pretensioners which are commonly used in Europe.
/ /
/ / Philip E. Rollhaus, Jr., Quixote's President, commented: "This is an important strategic investment for our Company in that it broadens our focus on driver and passenger safety. In particular, our investment nicely complements the leading position in highway safety already enjoyed by Energy Absorption Systems, Inc. Quantic offers a high quality, proven, low cost product which should enable it to become a leader in the initiator market. We see additional exciting opportunities to share technologies with benefits to highway safety."
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/ /  The Company noted that it may increase its ownership in Quantic should the opportunity arise.
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/ /  Quixote Corporation is a diversified technology company composed of Disc
Manufacturing, Inc., the largest independent manufacturer of music compact disc
(CDs) and CD-ROM and CD-i discs in the United States; Energy Absorption Systems, Inc., the world's leading manufacturer and marketer of energy-absorbing highway crash cushions and related highway safety products; and Legal Technologies, Inc., a leading designer and supplier of advanced technologies and services for the legal, judicial and court reporting markets.
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